BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
09/18/02 	Barclays Bank PLC

Shares            Price         Amount
695,000  	  $100.00	$695,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.01        N/A		  0.07%             0.33%

     Broker
Barclays Capital, Inc.

Underwriters of Barclays Bank PLC

Underwriters*      	             Principal Amount*
                                      $1,000,000,000

*Principal amount of underwriters were
 not available at time of filing.


BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/26/02  	Archer Daniels Midland Co.

Shares            Price         Amount
845,000  	$ 99.26		$838,747

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.88        N/A 	 0.17%	            0.77%

Broker
Salomon Smith Barney, Inc.

Underwriters of Archer Daniels Midland Co.

Underwriters                             Principal Amount
Salomon Smith Barney, Inc.                 $ 150,000,000
Banc of America Securities, LLC		     125,500,000
J.P. Morgan Securities, Inc.                 125,500,000
ABN AMRO Inc.                                 16,500,000
Credit Suisse First Boston Corp.              16,500,000
Deutsche Bank Securities, Inc.                16,500,000
Goldman, Sachs & Co.                          16,500,000
HSBC Securities (USA), Inc.		      16,500,000
Merrill Lynch, Pierce, Fenner, & Smith        16,500,000
Total					   $ 500,000,000


BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/02/02  	Conoco Phillips

Shares            Price         Amount
375,000	        $ 98.75		$370,313

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.00        N/A 	 0.06%	            0.29%

Broker
Salomon Smith Barney, Inc.

Underwriters of Conoco Phillips


Underwriters*      	             Principal Amount*
                                      $ 600,000,000

*Principal amount of underwriters were
 not available at time of filing.


BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/20/02	Household Finance Corp.

Shares            Price         Amount
480,000   	  $99.37	$476,976

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.45        N/A 	 0.05%	           0.23%

Broker
Lehman Brothers, Inc.

Underwriters of Household Finance Corp.

Underwriters     	             Principal Amount
J.P. Morgan Securities, Inc.               $ 280,900,000
Lehman Brothers, Inc. 			     280,800,000
Morgan Stanley & Co., Inc.                   280,800,000
ABN AMRO, Inc.                                22,500,000
Banc of America Securities, LLC               22,500,000
Banc One Capital Markets, Inc.     	      22,500,000
BNP Paribas Securities Corp.                  22,500,000
Credit Suisse First Boston Corp.              22,500,000
Deutsche Bank Securities, Inc.                22,500,000
UBS Warburg LLC                               22,500,000
Total				          $1,000,000,000


INTERMEDIATE BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/21/02        Washington Mutual

Shares            Price         Amount
580,000   	  $99.52	$577,216

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.35        N/A 	 0.08%	           0.28%

Broker
Lehman Brothers, Inc.

Underwriters of Washington Mutual

Underwriters           	                 Principal Amount
J.P. Morgan Securities, Inc.               $ 200,000,000
Lehman Brothers, Inc. 			     200,000,000
Morgan Stanley & Co., Inc.                   200,000,000
ABN AMRO, Inc.                                30,000,000
Bear, Stearns & Co., Inc.                     30,000,000
BNY Capital Markets, Inc.       	      30,000,000
Wachovia Securities, Inc.                     30,000,000
Keefe, Bruyette & Woods, Inc                  20,000,000
The Williams Capital Group, L.P.              10,000,000
Total					   $ 750,000,000

BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/10/02	Florida Power and Light

Shares            Price         Amount
900,000  	  $100.00	$900,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.65        N/A 	 0.23%	           0.44%

Brokers
JPMorgan Securities, Inc. and Salomon Smith Barney, Inc.

Underwriters of Florida Power and Light

Underwriters                             Principal Amount
J.P. Morgan Securities, Inc.               $ 140,000,000
Salomon Smith Barney 			     140,000,000
Banc of America Securities LLC                36,000,000
Wachovia Securities, Inc.                     36,000,000
Banc One Capital Markets, Inc.     	      16,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.   16,000,000
Suntrust Capital Markets                      16,000,000
Total					   $ 400,000,000


BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/23/03	General Electric Co.

Shares            Price         Amount
200,000  	  $99.63	$199,260

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.43        N/A 	 0.00%	           0.02%

Brokers
Lehman Brothers, Inc., Morgan Stanley & Co., Inc.
and Salomon Smith Barney, Inc.

Underwriters of General Electric Co.

Underwriters*                        Principal Amount*
Total                                  $5,000,000,000

*Principal amounts of underwriters not available at time of filing.

BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/31/03	National Rural Utiliites

Shares            Price         Amount
1,075,000  	  $99.64	$1,071,130

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.60        N/A 	 0.18%	           0.95%

Brokers
ABN Amro Holding, Bank of America Securities LLC,
JPMorgan Chase Bank, and Lehman Brothers, Inc.

Underwriters of National Rural Utilities

Underwriters                                 Principal Amount
ABN AMRO, Inc.                                 $100,000,000
Banc of America Securities LLC			100,000,000
J.P. Morgan Securities, Inc.                    100,000,000
Lehman Brothers, Inc. 			        100,000,000
Credit Lyonnais Securities 			 18,750,000
Scotia Capital, Inc.                             18,750,000
UBS Warburg                                      18,750,000
Banc One Capital Markets                          7,292,000
BMO Nesbitt Burns, Inc.				  7,292,000
Comerica Securities				  7,292,000
Mizuho International PLC                          7,292,000
PNC Capital Markets                               7,292,000
TD Securities                                     7,290,000
Total			                       $500,000,000



BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/06/03	Boeing Co.

Shares            Price         Amount
625,000   	 $99.46 	$621,625

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.45        N/A 	 0.10%	           0.45%

Broker
First Boston Brokerage Co.

Underwriters of Boeing Co.

Underwriters                                Principal Amount
Credit Suisse First Boston Corp.	       $140,000,000
Deutsche Bank Securities, Inc.			140,000,000
J.P. Morgan Securities, Inc.                    140,000,000
Banc of America Securities LLC			 10,200,000
Banc One Capital Markets                         10,200,000
Barclays Capital				 10,200,000
BNP Paribas					 10,200,000
Credit Lyonnais Securities 			 10,200,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.      10,200,000
Morgan Stanley                                   10,200,000
Salomon Smith Barney				 10,200,000
UBS Warburg LLC                                  10,200,000
Wachovia Securities, Inc.                        10,200,000
ABN AMRO, Inc.                                    5,200,000
Bayerische Landesbank (US)                        5,200,000
BBVA Securities, Inc.                             5,200,000
BNY Capital Markets                               5,200,000
Daiwa Securities SMBC                             5,200,000
McDonald Investments, Inc.                        5,200,000
Mitsubishi Trust International                    5,200,000
Mizuho International PLC                          5,200,000
PNC Capital Markets                               5,200,000
RBC Dominion Securities                           5,200,000
Royal Bank of Scotland PLC                        5,200,000
SG Cowen Securities Corp.                         5,200,000
Standard Chartered Bank                           5,200,000
Tokyo-Mitsubishi International PLC                5,200,000
US Bancorp Piper Jaffray                          5,200,000
Total					       $600,000,000

BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/06/03	Goldman Sachs Group, Inc.

Shares            Price         Amount
670,000   	 $100.00	$670,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.88        N/A 	 0.03%	           0.15%

Broker
Goldman Sachs and Co.

Underwriters of Goldman Sachs Group, Inc.

Underwriters                             Principal Amount
Goldman Sachs and Co.                    $1,600,000,000
ABN AMRO, Inc.                               16,000,000
Banc of America Securities LLC		     16,000,000
Banc One Capital Markets                     16,000,000
Banco Santander Central Hispano, S.A.        16,000,000
Bank Brussels Lambert S.A.                   16,000,000
BNP Paribas                                  16,000,000
BNY Capital Markets, Inc.                    16,000,000
Commerzbank Capital Markets Corp.            16,000,000
Credit Agricole Indosuez   		     16,000,000
Credit Lyonnais Securities 	             16,000,000
Daiwa Securities SMBC                        16,000,000
Danske Bank Securities, Inc.                 16,000,000
Deutsche Bank Securites, Inc.                16,000,000
DZ Bank AG                                   16,000,000
Fleet Securities, Inc.                       16,000,000
Edward D. Jones & Co.                        16,000,000
J.P. Morgan Securities, Inc.                 16,000,000
Loop Capital Markets, LLC                    16,000,000
McDonald Investments, Inc.                   16,000,000
Ormes Capital Markets, Inc.                  16,000,000
Salomon Smith Barney, Inc.                   16,000,000
Suntrust Capital Markets, Inc.               16,000,000
The Royal Bank of Scotland PLC               16,000,000
Tokyo-Mitsubishi International PLC           16,000,000
Wachovia Securities, Inc.                    16,000,000
Total                                    $2,000,000,000